Exhibit 99.1

ABOUT UNION BANKSHARES			SHAREHOLDER ASSISTANCE AND INVESTOR INFORMATION		DEAR SHAREHOLDER,	November 10, 2011
Union Bankshares, Inc. operates as the holding company for Union Bank, which provides com-mercial, retail and municipal banking services and asset management services throughout northern Vermont and northwestern New Hampshire. Union Bank was founded in 1891 in Morrisville, Vermont, where the Bank's and its holding company's head-quarters are located. Union Bank has recently grown through acquisition and operates 17 bank-ing offices, a loan center and 33 ATMs.

Third quarter results show favorable growth trends over the prior year in a number of areas of the balance sheet, such as assets 21%, deposits 25%, loans 17% and investments, overnight and interest bearing deposit balances (liquidity) 40%. As we continue to reinvest the assets acquired in the second quarter New Hampshire branch acquisitions from shorter term investments to mid-term or variable rate loans, we should experience an improvement in net interest income as we invest in higher yielding assets.
The income for the quarter was about equal to last year for the period with net interest income increasing $405,000 or 9%, and non-interest income increasing $455,000 or 29%. These gains were offset by increases in salaries and wages, due to the three additional New Hampshire branches and the South Burlington loan center and other expenses including $62 thousand in acquisition expenses. It is anticipated fourth quarter earnings should show continued improvement as third quarter earnings were 39% better than the second quarter and the branch acquisition expenses are behind us.
With the unusually long duration of the current low interest rate cycle, we continue to receive high volumes of requests to refinance residential mortgages. But also this year, and particularly in the third quarter, we are receiving more requests for construction, VA, FHA and conventional resi-dential purchase loans. For the quarter ended we sold $19.8 million of residential loans into the secondary market for a net gain of $483,000. Year to date we have sold $50 million versus $38 million last year for net gains of $990,000 versus $601,000 in 2010. We expect the refinancing and loan activ-ity to continue to be strong at least through year end.
Fall foliage brought many tourists to our service areas with reports of "better than last year" coming in from restaurant and inn owners. The portions of Vermont and New Hampshire served by our branch network did not, with a few exceptions, experience the devastation from Hurricane Irene as did other parts of the two states. We were fortunate.
On the national level, unemployment still exceeds 9%, while our markets are hovering at 5% to 6%. We have been spared much of the pain the extended recession has brought other parts of the United States, and continue to monitor our local economy and work closely with our customers. These have been unusual and occasionally challenging times for many.
Enclosed is your dividend check or advice of deposit, rep-resenting a dividend of $0.25 per share to shareholders of record October 29, 2011, and payable November 10, 2011.
Sincerely,

If you need assistance with a change in registration of certificates, combining your certificates into one, reporting lost certificates, non-receipt or loss of dividend checks, assistance regarding direct deposit of dividends, information about the Company, or to receive copies of financial reports, please contact JoAnn Tallman, Assistant Secretary at 802-888-6600 or contact our Transfer Agent at the address and phone number listed below:

Union Bank is committed to the communities it serves, and encourages employee participation in community events and charitable services. The growing asset base of over $545 million provides the financial strength to successfully serve its con-stituents.

			Transfer Agent:	Registrar & Transfer Company Attn: Stock Transfer Department 10 Commerce Drive Cranford, NJ 07016 Phone: 800-368-5948 Fax: 908-497-2318 E-mail: info@rtco.com
Union Bank has scored an “Outstanding” rating on all Community Reinvestment Act examina-tions since 1995 and has been an SBA “Preferred Lender” since 1987.

UNION BANK OFFICES (ATMS AT ALL BRANCH LOCATIONS)
NASDAQ Stock Market
VERMONT	MORRISVILLE	S. BURLINGTON	Ticker Symbol:	UNB
DANVILLE	20 Lower Main St.	Loan Center	Corporate Name:	Union Bankshares, Inc.
421 Route 2 East	802-888-6600	30 Kimball Ave.	Corporate Address:	20 Lower Main Street
802-684-2211	65 Northgate Plaza	802-865-1000		PO Box 667
FAIRFAX	Route 100	STOWE		Morrisville, VT 05661-0667
Jct. Rtes. 104&128	802-888-6860	47 Park St.	Investor Relations:	www.UnionBankVT.com
802-849-2600	ST. ALBANS	802-253-6600
HARDWICK	15 Mapleville Depot	NEW HAMPSHIRE
103 VT Rte. 15	802-524-9000	GROVETON
802-472-8100	ST. JOHNSBURY	3 State Street
JEFFERSONVILLE	364 Railroad St.	603-636-1611
44 Main St.	802-748-3131	LITTLETON
802-644-6600	325 Portland St.	263 Dells Road
JOHNSON	802-748-3121	603-444-7136
198 Lower Main St.	Green Mtn. Mall	76 Main Street
802-635-6600	1998 Memorial Dr.	603-444-5321
LYNDONVILLE	802-748-2454	N. WOODSTOCK
183 Depot St.		155 Main Street	Cover: End of Day from Bryce Hill, Cambridge, VT Photographer: M. Teena Flood
802-626-3100		603-745-2488

Third Quarter Financial Report				CONSOLIDATED BALANCE SHEETS (unaudited, in thousands)
				ASSETS		September 30, 2011		September 30, 2010
DIRECTORS - UNION BANKSHARES, INC.		OFFICERS - UNION BANK		Cash and due from banks			$5,133		$4,799
Kenneth D. Gibbons-Chairman	David S. Silverman	Ijaz Akhtar-Assistant Treasurer	No. Woodstock	Federal funds sold & overnight deposits			25,428		23,755
Cynthia D. Borck	John H. Steel	Tracy Pierce Ash-Assistant Treasurer	Littleton	Interest bearing deposits in banks			20,191		15,172
Steven J. Bourgeois	Schuyler W. Sweet	Rhonda L. Bennett-Vice President	Morrisville	Investment securities			41,266		22,914
Timothy W. Sargent	Neil J. Van Dyke	Therese H. Butler-Assistant Vice President	Morrisville	Loans held for sale			4,242		3,653
		Stacey L.B. Chase-Assistant Treasurer	Morrisville	Loans, net			424,822		362,518
DIRECTORS - UNION BANK		Jeffrey S. Ciochetto-Senior Vice President	Morrisville	Reserve for loan losses			(4,187)		(3,697)
Kenneth D. Gibbons-Chairman	David S. Silverman	Jeffrey G. Coslett-Senior Vice President	Morrisville	Premises and equipment, net			8,955		7,825
Cynthia D. Borck	John H. Steel	John Currier-Assistant Vice President	Groveton	Other real estate owned, net			658		1,091
Steven J. Bourgeois	Schuyler W. Sweet	Michael C. Curtis-Vice President	St. Albans	Accrued interest & other assets			19,282		12,257
Timothy W. Sargent	Neil J. Van Dyke	Peter J. Eley-SVP, Managing Trust Officer	Morrisville	Total Assets			$545,790		$450,287
		Kenneth D. Gibbons-Chairman & CEO	Morrisville	LIABILITIES & SHAREHOLDERS' EQUITY
OFFICERS - UNION BANKSHARES, INC.		Don D. Goodhue-Vice President	Morrisville	Noninterest bearing deposits			$75,528		$57,105
Kenneth D. Gibbons-Chairman & CEO		Melissa A. Greene-Asst. Vice President	Hardwick	Interest bearing deposits			239,296		190,924
David S. Silverman-President		Karyn J. Hale-Vice President	Morrisville	Time deposits			156,701		128,971
Marsha A. Mongeon-Vice President/Treasurer/CFO		Claire A. Hindes-Asst. Vice President	Morrisville	Borrowed funds			26,017		24,894
John H. Steel-Secretary		Patricia N. Hogan-Vice President	Morrisville	Accrued interest & other liabilities			5,653		5,899
JoAnn A. Tallman-Assistant Secretary		Tracey D. Holbrook-Regional Vice Pres.	St. Johnsbury	Common stock			9,847		9,844
		Lura L. Jacques-Asst. VP, Trust Officer	St. Albans	Additional paid-in capital			272		238
REGIONAL ADVISORY BOARDS		Lynne P. Jewett-Assistant Vice President	Morrisville	Retained earnings			37,766		37,355
Northern New Hampshire-		Stephen H. Kendall-Vice President	Morrisville	Accumulated other comprehensive loss			(1,467)		(1,122)
Judy F. Aydelott	Schuyler W. Sweet	Susan O. Laferriere-Vice President	St. Johnsbury	Treasury stock at cost			(3,823)		(3,821)
Stanley T. Fillion	Norrine A. Williams	Dennis J. Lamothe-Vice President	St. Johnsbury	Total Liabilities & Shareholders' Equity			$545,790		$450,287
ST. ALBANS-		Susan F. Lassiter-Vice President	Jeffersonville	Standby letters of credit were $1,719,000 and $1,592,000 at September 30, 2011 and 2010, respectively.
Steven J. Bourgeois	Daniel J. Luneau	Christine S. Latulip-Regional Vice President	Littleton
Coleen K. Kohaut	Samuel H. Ruggiano	Edward L. Levite-Senior Loan Originator	So. Burlington	CONSOLIDATED STATEMENTS OF INCOME (unaudited, in thousands)
ST. JOHNSBURY-		Virginia M. Locke-Assistant Vice President	Littleton		9/30/11	9/30/10		9/30/11	9/30/10
J.R. Alexis Clouatre	Rosemary H. Gingue	Carrie R. Locklin-Assistant Vice President	Morrisville		(3 months ended)			(9 months ended)
Dwight A. Davis	Justin P. Lavely	Robyn A. Masi-Vice President	Stowe	Interest income	$6,118	$5,728		$17,350	$17,093
Kirk Dwyer	Nancy J. Poulos	Sherrie A. Menard-Assistant Vice President	Morrisville	Interest expense	1,016	1,030		2,979	3,122
ALL-		Marsha A. Mongeon-Sr. Vice President, CFO	Morrisville	Net interest income	5,102	4,698		14,371	13,971
Kenneth D. Gibbons		Karen Carlson Noyes-Vice President	Morrisville	Provision for loan losses	150	200		450	380
		Barbara A. Olden-Vice President	St. Johnsbury	Net interest income after	4,952	4,498		13,921	13,591
		Deborah J. Partlow-Asst. VP, Sr. Trust Officer	Morrisville	provision for loan losses
		Bradley S. Prior-Assistant Treasurer	Morrisville	Trust income	132	126		403	343
		Craig S. Provost-Vice President	Stowe	Noninterest income	1,880	1,430		4,657	3,853
		Robert J. Richardson-Vice President	Morrisville	Noninterest expenses:
		David S. Silverman-President	Morrisville	Salaries & wages	2,149	1,682		5,778	4,839
		Judy R. Smith-Assistant Vice President	St. Albans	Pension & employee benefits	749	698		2,345	2,133
		John H. Steel-Secretary	Morrisville	Occupancy expense, net	277	224		832	700
		Curtis C. Swan-Assistant Vice President	Fairfax	Equipment expense	317	280		887	771
		JoAnn A. Tallman-Assistant Secretary	Morrisville	Other expenses	1,648	1,253		4,887	3,848
		Francis E. Welch-Assistant Vice President	Morrisville	Total	5,140	4,137		14,729	12,291
		Martha J. Wilkins-Assistant Treasurer	Lyndonville	Income before taxes	1,824	1,917		4,252	5,496
		Lorraine G. Willett-Assistant Vice President	Morrisville	Income tax expense	392	457		761	1,291
				Net income	$1,432	$1,460		$3,491	$4,205
				Earnings per share	$0.32	$0.32		$0.78	$0.94
				Book value per share				$9.56	$9.54